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                           LOAN MODIFICATION AGREEMENT


AMONG: Rentrak Corporation ("Borrower"), whose address is 7227 N.E. 55th Avenue, Portland, Oregon 97218;

AND: Silicon Valley Bank ("Silicon") whose address is 3003 Tasman Drive, Santa Clara, California 95054;

DATE:     May 17, 1996.

     This Loan Modification Agreement is entered into on the above date by Borrower and Silicon.

     1. BACKGROUND. Borrower entered into a loan and security agreement with Silicon dated as of October 12, 1993, which was subsequently modified (as amended, the "Loan Agreement"). Capitalized terms used in this Loan Modification Agreement shall, unless otherwise defined in this Agreement, have the meaning given to such terms in the Loan Agreement.

     Silicon and Borrower are entering into this Agreement to state the terms and conditions of certain modifications to the Loan Agreement and the Schedule, as modified prior to the date of this Agreement.

     2.   MODIFICATIONS TO LOAN AGREEMENT AND SCHEDULE.

          (a) The Schedule attached to this Loan Modification Agreement is a revised and restated Schedule, which modifies certain terms contained in the Schedule attached to the Loan Agreement. The Schedule attached to this Loan Modification supersedes in its entirety the Schedule attached to the Loan Agreement.

          (b) Section 3.7 of the Loan Agreement is deleted and replaced with the following:

          "3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated. Since the last date covered by any such statement there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) within 50 days after the end of each quarter (except the fourth fiscal quarter), a quarterly financial statement (consisting of company-prepared 10Q reports), including consolidated financial statement details as determined by Silicon to support calculations of the financial covenants contained in the Schedule as prepared by the Borrower and certified as correct to the best knowledge and belief by the Borrower's chief financial officer or other officer or person acceptable to Silicon; (ii) within 20 days after the end of each month, an accounts receivable report and an accounts payable report in such form as Silicon shall reasonably specify; (iii) within 20 days after the end of each month, a Borrowing Base Certificate in the form attached to this Agreement as Exhibit A, as Silicon may reasonably modify such Certificate from time to time, signed by the Chief Financial Officer of the Borrower; (iv) within 50 days after the end of the first three calendar quarters of each year and within 95 days after the end of the last calendar quarter of each year, a

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          Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such quarter the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule hereto and such other information as Silicon shall reasonably request; and (v) within 95 days following the end of the Borrower's fiscal year, complete annual CPA audited financial statements, such audit being conducted by independent certified public accountants reasonably acceptable to Silicon."

          (c) Section 4.5 of the Loan Agreement is deleted in its entirety and replaced with the following:

          "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books, records, ledgers, journals, or registers and the Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for up to $1,000.00 per audit for Silicon's reasonable out-of-pocket costs for semi-annual accounts receivable audits, and Silicon may debit the Borrower's deposit accounts with Silicon for the cost of such accounts receivable audits (up to the limit stated above), in which event Silicon shall send notification thereof to the Borrower. Notwithstanding the foregoing, during the continuation of an Event of Default all audits shall be at the Borrower's expense.

     3. THE PRO IMAGE/BLOWOUT ENTERTAINMENT. Borrower has informed Silicon that Borrower intends to spin out The Pro Image, Inc. and Blowout Entertainment (formerly known as Entertainment One, Inc.) to Borrower's shareholders. Silicon will grant its consent to this restructuring and will release the stock of The Pro Image, Inc. that is currently pledged to Silicon, provided that the restructuring does not obligate Borrower to take any action that is prohibited under the Loan Agreement. In addition, Silicon will, from time to time, subordinate its liens on specific assets of Blowout Entertainment to the liens of other lenders to Blowout Entertainment on such assets, by executing and delivering to Borrower UCC-3 subordination filings referring to such assets.

     4. NO OTHER MODIFICATIONS. Except as expressly modified by this Loan Modification Agreement, the terms of the Loan Agreement and Schedule, as amended prior to the date of this Agreement, shall remain unchanged and in full force and effect. Silicon's agreement to modify the Loan Agreement pursuant to this Loan Modification Agreement shall not obligate Silicon to make any future modifications to the Loan Agreement or any other loan document. Nothing in this Loan Modification Agreement shall constitute a satisfaction of any indebtedness of any Borrower to Silicon. It is the intention of Silicon and Borrower to retain as liable parties all makers and endorsers of the Loan Agreement or any other loan document. No maker, endorser, or guarantor shall be released by virtue of this Loan Modification Agreement. The terms of this paragraph shall apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     5.   REPRESENTATIONS AND WARRANTIES.



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     (a)  The Borrower represents and warrants to Silicon that the execution, delivery and performance of this Agreement are within the Borrower's corporate powers, and have been duly authorized and are not in contravention of law or the terms of the Borrower's charter, bylaws or other incorporation papers, or of any undertaking to which the Borrower is a party or by which it is bound.

     (b) The Borrower understands and agrees that in entering into this Agreement, Silicon is relying upon the Borrower's representations, warranties and agreements as set forth in the Loan
Agreement and other loan documents. Borrower hereby reaffirms all representations and warranties in the Loan Agreement, all of which are true as of the date of this Agreement.

                              BORROWER:

                              RENTRAK CORPORATION


                              By:  /s/ F. Kim Cox
                                   ------------------------------------
                              Title:     V.P./Secretary
                                     ----------------------------------


                         SILICON:

                              SILICON VALLEY BANK


                              By:  /s/ Tim Hardin
                                  -------------------------------------
                              Title:    Vice President
                                     -----------------------------------




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                          ACKNOWLEDGMENT OF GUARANTORS

     The undersigned guarantors (1) consent to the modifications to the Loan Agreement and Schedule stated in the Loan Modification Agreement between Silicon and the Borrower identified therein, and (2) ratify the provisions of the guaranties executed by such guarantors for the benefit of Silicon and confirm that all provisions of such guaranties are in full force and effect and apply to all indebtedness of any type owed to Silicon by Rentrak Corporation under any loan agreement, promissory note, or any other agreement.

                              Blow Out Video, Inc.


                              By: /s/ F. Kim Cox
                                  ---------------------------------------------
                              Title: Secretary
                                     ------------------------------------------

                              Entertainment One, Inc.


                              By: /s/ F. Kim Cox
                                  ---------------------------------------------
                              Title: Secretary
                                     -------------------------------------------